UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 9, 2018

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 7.01 Regulation FD Disclosure.

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Charles River Laboratories International, Inc. ("Charles River" or the "Company") will be presenting at the J.P. Morgan 36th Annual Healthcare Conference in San Francisco, California, on Tuesday, January 9th, at 11:30 a.m. PT (2:30 p.m. ET). Management of the Registrant intends to present an overview of the Registrant’s strategic focus, business developments and recent trends. Included in this overview will be statements addressing the impact on the Company of the new United States tax reform legislation. In particular, in advance of the conference presentation, the Registrant has posted a slide presentation on the Investor Relations section of the Registrant’s website at http://ir.criver.com which includes the following statements as to the Company’s preliminary assessment of the effect of the new tax legislation on the Company:

2017: Finalizing the impact of the discrete tax items that will be recorded in 4Q17
o Toll tax on foreign earnings
 Recorded in 4Q17, but payable to IRS over 8 years beginning in 2018
o Non-cash adjustments related to the revaluation of U.S. deferred tax assets/liabilities
2018: Expected to be effectively neutral to GAAP and non-GAAP EPS
o Benefit from lower U.S. corporate tax rate will be offset by several items, including changes to the 162(m) officers’ compensation limitations
2019 and beyond: Expected to be a modest benefit to GAAP and non-GAAP EPS due primarily to the lower U.S. corporate tax rate

The slide presentation includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are "forward-looking" rather than historic. The slide presentation also states that these and other risks relating to Charles River are set forth in the documents filed by Charles River with the Securities and Exchange Commission. With the exception of the specific statements from the slide presentation copied above, the slide presentation is not incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

January 9, 2018	By:	Matthew Daniel

Name: Matthew Daniel
Title: Corporate Senior Vice President, Legal Compliance & Deputy General Counsel